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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2007

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 1-16337                               76-0476605
        (Commission File Number)            (IRS Employer Identification No.)

       333 Clay Street, Suite 4620
             Houston, Texas                               77002
 (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

         On March 28, 2007, Oil States International, Inc. (the "Company") issued a press release announcing that its Board of Directors has approved further expansion of its accommodations operations in the oil sands region of northern Alberta, Canada. The Board authorized the Company's Canadian subsidiary, PTI Group Inc. ("PTI"), to spend an additional US$18.4 million later this year to expand the Company's PTI Wapasu Creek Lodge. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

EXHIBIT NO.    EXHIBIT TITLE
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99.1           Press release dated March 28, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OIL STATES INTERNATIONAL, INC.


Date: March 29, 2007                                 /s/ Bradley J. Dodson
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                                              Name:  Bradley J. Dodson
                                              Title: Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer

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                                INDEX TO EXHIBITS

EXHIBIT NO.    EXHIBIT TITLE
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99.1           Press release dated March 28, 2007.

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